SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2004


Commission
File Number   Registrant, State of Incorporation,             I.R.S. Employer
                Address and Telephone Number                 Identification No.
-----------   ---------------------------------------------------------------

1-8809     SCANA Corporation                                        57-0784499
           (a South Carolina Corporation)
           1426 Main Street, Columbia, South Carolina  29201
           (803) 217-9000

1-3375     South Carolina Electric & Gas Company                    57-0248695
           (a South Carolina Corporation)
           1426 Main Street, Columbia, South Carolina  29201
           (803) 217-9000

1-11429    Public Service Company of North Carolina, Incorporated   56-2128483
           (a South Carolina Corporation)
           1426 Main Street, Columbia, South Carolina  29201
           (803) 217-9000


                       Not applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






This combined Form 8-K is separately furnished by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is furnished by such company on its own behalf. Each company makes no representation as to information relating to other companies.



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

              Exhibit 99.1          Press release dated July 23, 2004


Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 23, 2004, SCANA Corporation issued the press release attached hereto as Exhibit 99.1. The press release discloses a non-GAAP measure, GAAP-adjusted net earnings from operations, which excludes from net income the effects of sales of certain investments and impairment charges related to certain investments. Management believes that GAAP-adjusted net earnings from operations provides a meaningful representation of the Company's fundamental earnings power and can aid in analysis of period-over-period financial performance.















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                         SCANA Corporation
                               South Carolina Electric & Gas Company
                       Public Service Company of North Carolina, Incorporated
                                          (Registrants)




July 23, 2004                       By:    s/James E. Swan, IV
                                           ----------------------------------
                                           James E. Swan, IV
                                           Controller





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                                  EXHIBIT INDEX



Number


99.1     Press release dated July 23, 2004.